UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2009

OWENS MORTGAGE INVESTMENT FUND, a California Limited Partnership
____________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

California	000-17248	68-0023931
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(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2221 Olympic Boulevard
Walnut Creek, California	94595
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(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 935-3840

Not Applicable
___________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
___________________________________________________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit 10 – Reservation of Rights Letter

Section 2 – Financial Information

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Owens Mortgage Investment Fund, a California Limited Partnership (“the Partnership”) has a line of credit agreement with a group of banks (“the Lenders”), which provides interim financing on mortgage loans invested in by the Partnership. All assets of the Partnership are pledged as security for the line of credit. The line of credit is guaranteed by Owens Financial Group, Inc., the General Partner of the Partnership. The line of credit matured by its terms on July 31, 2009. On August 4, 2009, the Partnership received a letter from the Agent for the Lenders that states that the Partnership’s obligations under the credit agreement have matured and all principal and accrued interest thereunder are now due and owing. The letter also states that the Partnership will not be permitted to receive any further advances under the line of credit. While the letter does not demand any actions by the Partnership regarding the outstanding line of credit balance, the letter reserves all of the Lenders’ contractual and legal rights against the Partnership.

As of the date of this report, the balance outstanding on the line of credit is $39,446,000.  The Lenders’ prohibition on advances on the line of credit reduces the amount of cash available to the Partnership, for purposes such as Partnership investments, distributions to limited partners and other expenditures.

The General Partner of the Partnership expects to be able to negotiate with the Lenders a short-term extension of the maturity of the line of credit. However, there can be no assurance that the Partnership will obtain an extension or other relief from the Lenders promptly or on terms that are not materially adverse to the Partnership’s operations and financial condition. Unless an acceptable extension can be negotiated with the Lenders, the Partnership may be required to refinance outstanding borrowings under the line of credit, potentially on less favorable terms than previously existed under the credit agreement, or to liquidate Partnership investments to repay such borrowings, which may not yield favorable returns in light of current market conditions.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 10 – Reservation of Rights Letter

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS MORTGAGE INVESTMENT FUND,
a California Limited Partnership

By:  Owens Financial Group, Inc., General Partner

Dated:   August 10, 2009                                                     By: /s/ William C. Owens
William C. Owens, President